UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 27, 2014

(Date of earliest event reported)

DFC Global Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50866	23-2636866
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1436 Lancaster Avenue, Suite 300

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 296-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Press Release

On May 27, 2014, DFC Global Corp. (the “Company” or “DFC”) announced that in connection with the pending acquisition of the Company by an affiliate of the Lone Star Funds (“Lone Star”), DFC Finance Corp., a Delaware corporation (“DFC Finance”) and an affiliate of Lone Star, is offering to sell $500 million aggregate principal amount of Senior Secured Notes due 2020 and £150 million aggregate principal amount of Senior Secured Notes due 2020. DFC Finance issued a press release in connection with its proposed notes offering, which press release is attached to this report as Exhibit 99.1 and incorporated herein by reference. The notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Business Information

In connection with the proposed offering, DFC Finance will be making certain information available to potential investors, including certain business and industry information. Excerpts of such information is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Pro Forma Financial Information

Attached as Exhibit 99.3 and incorporated herein by reference are a preliminary Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014, Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 2013 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended March 31, 2014. As explained in more detail in the pro forma financial information, the preliminary pro forma business combination adjustments reflected in the preliminary pro forma financial information are subject to adjustment.

Item 8.01 Other Events

Risk Factors

DFC Finance also is making available to investors certain risk factors relating to the Company’s business and industry (the “Risk Factors”). The Company is filing excerpts of the Risk Factors as Exhibit 99.4 and such information is incorporated by reference in this Item 8.01. The Risk Factors reflect updates and modifications to the risk factors contained in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended June 30, 2013, filed by the Company with the SEC, and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2013, December 31, 2013 and March 31, 2014.

Definitions

References in Exhibits 99.2, 99.3 and 99.4 to:

(a) the term “DFC” refers to DFC Global Corp.;

(b) the terms “we,” “us,” “our,” “its” and the “Company” refer to DFC and its consolidated subsidiaries, except as the context otherwise requires;

(c) the term “Transactions” refers to the proposed acquisition of the Company (the “Merger”) by Lone Star Americas Acquisitions, LLC and certain of its affiliates (“Sponsor”) pursuant to the Agreement and Plan of Merger, dated as of April 1, 2014 and certain other related transactions, including but not limited to a proposed equity investment by Sponsor, borrowings under a new credit facility, repayment or redemption of certain existing debt and the proposed notes offering;

(d) the term “Sterling Mid-Holdings Limited” and “Mid-Holdings” refers to Sterling Mid-Holdings Limited, an affiliate of the Sponsor, that will be the direct parent company of DFC after the Transactions; and

(e) the term “Post-Closing Internal Reorganization” refers to a reorganization of our current structure, as a result of which it is expected that (i) DFC will become a direct wholly-owned subsidiary of Sterling Mid-Holdings Limited and will ultimately hold DFC’s US operating subsidiaries; and (ii) DFC’s existing non-U.S. subsidiaries (other than certain immaterial non-US subsidiaries) will cease being subsidiaries of DFC and instead will become direct or indirect wholly-owned subsidiaries of Mid-Holdings.

Cautionary Statement Regarding Forward-Looking Statements

        This Current Report on Form 8-K and the exhibits attached hereto contain certain forward-looking statements regarding, among other things, our market opportunities, anticipated improvements or challenges in operations, regulatory developments, our plans, earnings, cash flow and expense estimates, strategies and prospects (both business and financial), and our results of operations, financial position and future prospects following the acquisition by Lone Star and related transactions, including the entry of a new senior secured asset-based credit facility, which is referred to as the “New ABL Credit Facility.” These forward-looking statements, which are usually accompanied by words such as “may,” “might,” “will,” “should,” “could,” “intends,” “estimates,” “predicts,” “potential,” “continue,” “believes,” “anticipates,” “plans,” “expects” and similar expressions, involve risks and uncertainties. In light of these risks, uncertainties and assumptions, the forward-looking statements in this Current Report on Form 8-K and the exhibits attached hereto may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or forecasted in, or implied by, such forward-looking statements, and include among others, statements relating to:

•	our ability to generate a sufficient amount of cash to service our indebtedness and fund our operations;

•	our ability to operate our business under agreements governing certain of our indebtedness containing financial covenants and other restrictions;

•	our ability to manage changes in, and comply with, applicable laws and regulations governing consumer protection, lending, debt collection and other practices, and increased regulatory oversight of our business, including by the Consumer Financial Protection Bureau in the United States and the Financial Conduct Authority in the United Kingdom;

•	our ability to realize the anticipated financial and strategic goals of future acquisitions or investments, including the identification of acquisition targets and the integration and performance of acquired stores and businesses;

•	our ability to effectively manage any changes in economic, political and social conditions;

•	our ability to manage risks associated with the negative public perception and press coverage of single-payment consumer loans;

•	our ability to estimate and absorb loan losses;

•	our ability to manage risks associated with having a significant amount of goodwill which is subject to periodic review and testing for impairment;

•	potential outcomes of our current and future litigation;

•	our ability to effectively compete in the financial services industry and maintain market share;

•	our ability to manage risks inherent in an international operation, including foreign currency fluctuation;

•	the consequences of the continued US and global financial uncertainty and the accompanying worldwide recession and the impact on the markets we serve;

•	our ability to sustain demand for our products and services and our ability to sustain and improve the performance of our stores and internet businesses;

•	our ability to compete in light of technological advances or changes to Internet search engines’ methodologies;

•	our ability to manage our growth effectively;

•	our ability to manage a significant or sudden decline in the price of gold;

•	our ability to protect sensitive or confidential customer data and our ability to detect and prevent security breaches, cyber attacks or fraudulent activity;

•	our ability to maintain our existing contractual relationships, including after the acquisition by Lone Star;

•	our ability to manage the effect of changes to the United States defense budget on our business;

•	our ability to safeguard against employee error and theft;

•	our ability to manage the impact of debt and equity financing transactions;

•	the effects of new products and services;

•	changes to our existing products and services;

•	our ability to attract and retain talent required for our business;

•	the effects of incurring a substantial amount of indebtedness under our debt arrangements;

•	the effects of complying with the covenants contained in our debt arrangements;

•	the terms and conditions of the indebtedness under our debt arrangements, which may place restrictions on our ability to respond to changes in our business or to take certain actions;

•	changes in key management personnel and our ability to retain key management personnel;

•	the impact of the acquisition of DFC Global Corp. and related transactions and reorganizations on our current plans and operations and the potential difficulties in employee and customer retention as a result of such acquisition;

•	diversion of management’s attention from ongoing business concerns to matters related to the DFC acquisition; and

•	the impact of acquisition accounting on goodwill and other tangible and intangible assets as a result of the DFC acquisition.

You should read this Current Report on Form 8-K and the exhibits attached hereto completely and with the understanding that our actual future results may be materially different from what we expect. You should assume that the information appearing in this Current Report on Form 8-K and the exhibits attached hereto is accurate as of the date hereof. Our business, financial condition, results of operations and prospects may change. We may not update these forward-looking statements, even though our situation may change in the future, unless we have obligations under the federal securities laws to update and disclose material developments related to previously disclosed information. We qualify all of the information presented in this Current Report on Form 8-K and the exhibits attached hereto, and particularly our forward-looking statements, by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished as a part of this Report.

Exhibit No.	Description

99.1	Press release announcing private placement offering by DFC Finance Corp. dated May 27, 2014.

99.2	Business and industry information of the Company.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.4	Risk factors relating to the Company’s business and industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

Date: May 28, 2014
	By:	/s/ William M. Athas
		Name:	William M. Athas
		Title:	Senior Vice President of Finance, Chief Accounting Officer and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing private placement offering by DFC Finance Corp. dated May 27, 2014.

99.2	Business and industry information of the Company.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.4	Risk factors relating to the Company’s business and industry.